United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 2.02 Results of Operations and Financial Condition.

On August 9, 2019, we issued a press release announcing preliminary unaudited financial results for the third fiscal quarter ended June 30, 2019. The preliminary financial information presented in the press release was not reviewed by an independent registered public accounting firm. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2019, Steven Jenkins provided notice to the Board of Directors of his resignation, effective immediately. He has confirmed that his decision was not due to a disagreement with us on any matter relating to our operations, policies or practices.

Also on August 8, 2019, the Board of Directors expanded the size of the Board by one seat, upon which there were two open seats on the Board. The Board concurrently appointed Elaine J. Martin and Arthur Allan Priaulx to fill those vacancies on the Board. The Board also appointed both Ms. Martin and Mr. Priaulx to the Audit Committee, Nominating Committee and Compensation Committee of the Board. It is anticipated that Ms. Martin and Mr. Priaulx will each receive the standard compensation we pay our independent directors, $20,000 in cash for the fiscal year (prorated in fiscal 2019), unless the Board resolves to change the amount of such compensation at the upcoming annual board meeting that is held immediately subsequent to the annual meeting of stockholders scheduled for September 30, 2019.

A copy of the press release announcing the appointment of the new directors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press release of RCI Hospitality Holdings, Inc. dated August 8, 2019

99.2	Press release of RCI Hospitality Holdings, Inc. dated August 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: August 9, 2019	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer